Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 140.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 19.8%
Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~		$226	$226
14.248% due 07/20/2026 «~		1,892	1,892
Cohesity
TBD% due 03/08/2031 «µ		106	106
TBD% due 03/08/2031 «		1,000	1,000
Diamond Sports Group LLC TBD% due 05/25/2026		575	554
Gateway Casinos & Entertainment Ltd.
13.413% (CDOR03 + 8.000%) due 10/18/2027 ~	CAD	239	177
13.469% due 10/15/2027		$1,097	1,100
Lealand Finance Co. BV 8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		7	4
Lealand Finance Co. BV (6.441% Cash and 3.000% PIK) 9.441% due 06/30/2025 (c)		68	28
Lifepoint Health, Inc. 11.087% due 11/16/2028		600	602
Market Bidco Ltd. 10.044% due 11/04/2027	GBP	1,039	1,312
MPH Acquisition Holdings LLC 9.855% due 09/01/2028		$199	193
Oi SA 12.500% due 09/07/2024		731	728
Poseidon Bidco SASU 8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	400	425
Promotora de Informaciones SA 8.873% (EUR003M + 4.970%) due 06/30/2026 «~		1,800	1,961
PUG LLC 10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		$400	401
Softbank Vision Fund 6.000% due 12/23/2025 «		635	606
Steenbok Lux Finco 2 SARL 1TBD% due 06/30/2026	EUR	2,646	1,085
Syniverse Holdings, Inc. 12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		$2,066	1,977
U.S. Renal Care, Inc. 10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		1,592	1,388
Wesco Aircraft Holdings, Inc. TBD% due 05/01/2024 «		1,086	1,162
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		503	327
Windstream Services LLC 11.680% due 09/21/2027		231	226

Total Loan Participations and Assignments (Cost $17,999)			17,480

CORPORATE BONDS & NOTES 31.8%
BANKING & FINANCE 8.0%
Adler Financing SARL (12.500% PIK) 12.500% due 06/30/2025 (c)	EUR	107	132
ADLER Real Estate AG 3.000% due 04/27/2026		1,300	1,240
Agps Bondco PLC
4.625% due 01/14/2026		800	338
5.000% due 04/27/2027		100	42
Ambac Assurance Corp. 5.100% due 12/31/2099 (h)		$13	18
Armor Holdco, Inc. 8.500% due 11/15/2029		200	189
Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •	EUR	100	113
8.000% due 01/22/2030 •		390	426
10.500% due 07/23/2029		634	807
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	100	27
Corestate Capital Holding SA (3.500% Cash or 9.000% PIK) 3.500% due 07/31/2049 (c)	EUR	134	51
Credit Suisse AG AT1 Claim		$200	23
Hestia Re Ltd. 14.732% (T-BILL 1MO + 9.370%) due 04/22/2025 ~		250	247

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

Integrity Re Ltd. 28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		100	100
Intesa Sanpaolo SpA 7.200% due 11/28/2033		500	539
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	100	102
Panther Escrow Issuer LLC 7.125% due 06/01/2031 (b)		$100	102
Radian Group, Inc. 6.200% due 05/15/2029		400	406
Sanders Re Ltd. 17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		250	225
SVB Financial Group
1.800% due 02/02/2031 ^(d)		280	175
4.345% due 04/29/2028 ^(d)		100	63
4.570% due 04/29/2033 ^(d)		200	127
Uniti Group LP
6.000% due 01/15/2030 (k)		1,127	841
10.500% due 02/15/2028		440	457
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		1,550	271

			7,061

INDUSTRIALS 21.7%
Altice France Holding SA
8.000% due 05/15/2027	EUR	200	72
10.500% due 05/15/2027		$200	75
Aston Martin Capital Holdings Ltd. 10.000% due 03/31/2029		200	204
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		88	84
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		977	937
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		871	861
CGG SA
7.750% due 04/01/2027 (k)	EUR	132	131
8.750% due 04/01/2027 (k)		$1,887	1,712
Delek Logistics Partners LP 8.625% due 03/15/2029		100	102
Directv Financing LLC 5.875% due 08/15/2027		200	189
DISH DBS Corp. 5.250% due 12/01/2026		1,800	1,421
Ecopetrol SA 8.375% due 01/19/2036		30	30
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		15	2
GN Bondco LLC 9.500% due 10/15/2031 (k)		200	200
HCA, Inc. 7.500% due 11/15/2095 (k)		300	333
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		1,925	1,793
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	300	319
LifePoint Health, Inc. 11.000% due 10/15/2030		$600	642
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	100	102
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029		$300	235
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		1,200	1,121
Odebrecht Oil & Gas Finance Ltd. 0.000% due 04/29/2024 (g)(h)		322	18
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		100	83
6.840% due 01/23/2030		200	177
8.750% due 06/02/2029		306	299
Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		139	124
5.750% due 09/30/2039		865	864
U.S. Renal Care, Inc. 10.625% due 06/28/2028 (k)		756	664
Valaris Ltd. 8.375% due 04/30/2030		102	105
Vale SA 1.378% due 12/29/2049 ~(h)	BRL	20,000	1,293
Venture Global LNG, Inc.
9.500% due 02/01/2029		$296	319
9.875% due 02/01/2032		200	216
Vital Energy, Inc. 7.875% due 04/15/2032		440	447

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		4,431	4,032

			19,206

UTILITIES 2.1%
FORESEA Holding SA 7.500% due 06/15/2030		239	225
Oi SA 10.000% due 07/27/2025 (d)		6,513	114
Pacific Gas & Electric Co. 4.300% due 03/15/2045 (k)		827	655
Peru LNG SRL 5.375% due 03/22/2030 (k)		1,000	871

			1,865

Total Corporate Bonds & Notes (Cost $31,930)			28,132

CONVERTIBLE BONDS & NOTES 0.4%
BANKING & FINANCE 0.0%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (c)	EUR	22	8

INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		$600	377

Total Convertible Bonds & Notes (Cost $625)			385

MUNICIPAL BONDS & NOTES 1.3%
PUERTO RICO 0.4%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		394	228
0.000% due 11/01/2051		184	88

			316

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		8,800	816

Total Municipal Bonds & Notes (Cost $1,344)			1,132

U.S. GOVERNMENT AGENCIES 46.4%
Fannie Mae
0.000% due 06/25/2044 •		224	134
0.565% due 11/25/2049 •(a)		102	12
0.615% due 03/25/2037 •(a)		103	7
0.715% due 11/25/2039 •(a)		100	7
0.865% due 01/25/2038 •(a)		147	11
0.945% due 03/25/2037 •(a)		118	9
0.965% due 12/25/2037 •(a)		149	9
0.975% due 06/25/2037 •(a)		58	3
1.015% due 04/25/2037 •(a)		301	27
1.165% due 11/25/2035 •(a)		18	0
1.365% due 11/25/2036 •(a)		555	56
1.765% due 02/25/2037 •(a)		102	11
3.000% due 04/25/2050 (a)		11,148	1,779
7.941% due 12/25/2042 ~		26	26
Freddie Mac
0.700% due 11/25/2055 ~(a)		5,396	316
0.715% due 05/25/2050 •(a)		1,018	123
1.007% due 03/15/2037 •(a)		261	21
1.137% due 09/15/2036 •(a)		147	11
1.147% due 09/15/2036 •(a)		311	26
10.585% due 10/25/2029 •(k)		250	274
Ginnie Mae 0.657% due 12/20/2048 •(a)		796	70
Ginnie Mae, TBA
3.500% due 04/01/2054		3,300	3,003
4.500% due 04/01/2054		1,700	1,634
Uniform Mortgage-Backed Security 3.500% due 03/01/2048 - 04/01/2048		346	316
Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2054		150	124
3.000% due 04/01/2054		1,550	1,334
3.500% due 05/01/2054		18,900	16,928
4.000% due 05/01/2054		1,650	1,529
4.500% due 04/01/2054		1,700	1,619
5.000% due 05/01/2054		100	98
5.500% due 04/01/2054		5,900	5,872

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

6.000% due 05/01/2054	4,400	4,440
6.500% due 04/01/2054	1,200	1,226

Total U.S. Government Agencies (Cost $41,270)		41,055

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.4%
Atrium Hotel Portfolio Trust 7.123% due 12/15/2036 •	600	574
Banc of America Funding Trust
2.371% due 03/20/2036 «~	73	64
4.118% due 12/20/2034 ~	181	132
5.846% due 01/25/2037 «~	90	78
Banc of America Mortgage Trust 6.000% due 07/25/2046 «	1	1
Bear Stearns Adjustable Rate Mortgage Trust 4.300% due 07/25/2036 ~	76	67
Bear Stearns ALT-A Trust
3.151% due 04/25/2035 «~	75	56
4.549% due 11/25/2035 ~	49	38
4.870% due 09/25/2035 ~	60	36
Bear Stearns Asset-Backed Securities Trust 5.606% due 03/25/2036 •(k)	1,632	557
Bear Stearns Commercial Mortgage Securities Trust 4.817% due 02/11/2041 ~	123	123
Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	136	106
5.115% due 01/26/2036 ~	228	173
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 þ	92	86
CD Mortgage Trust 5.688% due 10/15/2048	60	54
Chevy Chase Funding LLC Mortgage-Backed Certificates
5.744% due 08/25/2035 «•	26	24
6.123% due 10/25/2034 «•	1	1
Citigroup Commercial Mortgage Trust 5.248% due 12/10/2049 ~(k)	278	179
Citigroup Mortgage Loan Trust
5.073% due 11/25/2035 ~(k)	1,008	543
6.524% due 03/25/2037 «~	49	48
Commercial Mortgage Loan Trust 6.369% due 12/10/2049 ~	266	11
Connecticut Avenue Securities Trust 8.420% due 10/25/2041 •(k)	900	927
Countrywide Alternative Loan Trust
1.706% due 07/25/2036 •(a)	722	112
4.009% due 10/25/2035 «~	73	58
4.774% due 02/25/2037 ~	58	50
4.829% due 07/25/2035 •(k)	370	324
5.500% due 08/25/2034 «	170	159
5.500% due 02/25/2036 «	12	6
5.750% due 05/25/2036 •(k)	1,176	325
5.924% due 12/25/2046 •	36	22
6.104% due 10/25/2035 •	416	272
6.250% due 09/25/2034 «	25	24
6.500% due 08/25/2036 (k)	988	310
Countrywide Home Loan Mortgage Pass-Through Trust
3.691% due 10/20/2035 «~	8	7
3.732% due 03/25/2037 ~	213	165
4.514% due 10/20/2035 ~	62	57
4.841% due 10/20/2035 «~	21	20
5.500% due 08/25/2035 «	11	6
5.924% due 03/25/2036 •	94	85
6.224% due 02/25/2035 •	46	39
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036 «	85	71
Extended Stay America Trust 9.139% due 07/15/2038 •(k)	914	915
First Horizon Alternative Mortgage Securities Trust 5.865% due 11/25/2036 ~	133	91
First Horizon Mortgage Pass-Through Trust 5.146% due 01/25/2037 ~	168	90
Freddie Mac 12.820% due 10/25/2041 •(k)	1,200	1,305
GSR Mortgage Loan Trust 4.340% due 04/25/2035 «~	56	49
HarborView Mortgage Loan Trust
3.322% due 11/19/2034 «~	35	26
4.724% due 08/19/2036 «~	1	1
6.041% due 04/19/2034 «•	3	2
6.525% due 02/25/2036 «~	15	4
HSI Asset Loan Obligation Trust 5.279% due 01/25/2037 ~	101	67
ILPT Commercial Mortgage Trust 9.517% due 10/15/2039 •	600	587
IndyMac INDX Mortgage Loan Trust
3.112% due 06/25/2037 ~	274	232

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

5.984% due 06/25/2037 •		433	511
6.004% due 03/25/2035 «•		3	3
JP Morgan Mortgage Trust
5.500% due 01/25/2036		25	11
6.292% due 04/25/2037 ~		148	117
MASTR Adjustable Rate Mortgages Trust
4.442% due 10/25/2034 ~		54	48
5.409% due 11/25/2035 «~		255	119
Merrill Lynch Alternative Note Asset Trust 5.584% due 01/25/2037 •		610	174
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 5.984% due 07/25/2036 «•		162	56
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~(k)		823	622
Residential Accredit Loans, Inc. Trust
4.853% due 12/26/2034 «~		58	52
5.264% due 01/25/2036 ~		333	240
6.000% due 09/25/2035 «		255	83
6.000% due 08/25/2036		98	79
Structured Adjustable Rate Mortgage Loan Trust
3.958% due 04/25/2036 ~		146	81
4.201% due 09/25/2036 ~		118	81
4.295% due 09/25/2035 «~		31	19
4.776% due 01/25/2036 ~		187	96
6.489% due 05/25/2035 •(k)		707	502
Structured Asset Mortgage Investments Trust
5.904% due 02/25/2036 •(k)		140	109
6.004% due 02/25/2036 •		95	77
SunTrust Adjustable Rate Mortgage Loan Trust 5.895% due 01/25/2037 ~		27	19
WaMu Mortgage Pass-Through Certificates Trust
3.992% due 12/25/2036 ~(k)		166	146
4.541% due 07/25/2037 ~		45	37
Wells Fargo Commercial Mortgage Trust 4.928% due 12/15/2039 ~		1,065	963

Total Non-Agency Mortgage-Backed Securities (Cost $15,795)			13,604

ASSET-BACKED SECURITIES 6.4%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	87
Avoca CLO DAC 0.000% due 07/15/2032 ~		1,000	826
Bear Stearns Asset-Backed Securities Trust 6.500% due 08/25/2036		$518	178
Belle Haven ABS CDO Ltd. 5.842% due 07/05/2046 •		34,966	80
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	160
Carlyle Global Market Strategies CLO Ltd. 0.000% due 04/17/2031 ~		1,700	321
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	219
0.000% due 01/25/2032 ~		300	106
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$600	193
Carrington Mortgage Loan Trust 5.594% due 08/25/2036 •		32	30
Citigroup Mortgage Loan Trust 5.604% due 01/25/2037 •		123	38
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		364	95
Countrywide Asset-Backed Certificates Trust 6.544% due 09/25/2034 «•		26	24
Lehman XS Trust 4.264% due 05/25/2037 «þ		19	17
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		2	8
0.000% due 04/16/2029 «(g)		2	7
0.000% due 07/16/2029 «(g)		2	25
Morgan Stanley ABS Capital, Inc. Trust 5.504% due 05/25/2037 •		60	53
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	302
0.000% due 10/15/2048 «(g)		2	446
0.000% due 02/16/2055 «(g)		0	223
Soundview Home Loan Trust 5.564% due 11/25/2036 •		152	45
South Coast Funding Ltd.
0.454% due 01/06/2041 •		393	74
0.454% due 01/06/2041 •(k)		11,064	2,096

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

Washington Mutual Asset-Backed Certificates Trust 4.485% due 10/25/2036 •		77	28

Total Asset-Backed Securities (Cost $18,002)			5,681

SOVEREIGN ISSUES 5.1%
Argentina Government International Bond
0.750% due 07/09/2030 þ(k)		512	259
1.000% due 07/09/2029		97	52
3.500% due 07/09/2041 þ(k)		905	366
3.625% due 07/09/2035 þ(k)		563	235
4.250% due 01/09/2038 þ(k)		1,597	743
15.500% due 10/17/2026	ARS	8,480	4
Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)		21,864	30
4.000% due 10/14/2024		79,797	92
Israel Government International Bond
5.375% due 03/12/2029		$600	602
5.500% due 03/12/2034		600	595
Provincia de Buenos Aires 106.588% due 04/12/2025	ARS	4,852	4
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	73	77
3.900% due 01/30/2033		162	184
4.000% due 01/30/2037		127	143
4.200% due 01/30/2042		159	181
Romania Government International Bond 5.500% due 09/18/2028		700	780
Russia Government International Bond 5.625% due 04/04/2042		$200	133
Ukraine Government International Bond 4.375% due 01/27/2032	EUR	89	26
Venezuela Government International Bond
8.250% due 10/13/2024 (d)		$4	1
9.250% due 09/15/2027 ^(d)		62	11

Total Sovereign Issues (Cost $4,743)			4,518

		SHARES
COMMON STOCKS 8.9%
COMMUNICATION SERVICES 0.3%
Clear Channel Outdoor Holdings, Inc. (e)		97,913	162
iHeartMedia, Inc. 'A' (e)		22,927	48
iHeartMedia, Inc. 'B' «(e)		17,837	33

			243

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(i)		4,155,239	0

ENERGY 0.0%
Axis Energy Services 'A' «(i)		514	15

FINANCIALS 1.7%
ADLER Group SA «(e)		1,206	0
Banca Monte dei Paschi di Siena SpA (e)		123,500	560
Intelsat Emergence SA «(i)		34,354	942

			1,502

HEALTH CARE 4.0%
Amsurg Equity «(e)(i)		71,417	3,532

INDUSTRIALS 1.0%
Drillco Holding Lux SA «(e)(i)		5,770	139
Forsea Holding SA «(e)		13,431	324
Neiman Marcus Group Ltd. LLC «(e)(i)		516	75
Sierra Hamilton Holder LLC «(e)(i)		100,456	0
Syniverse Holdings, Inc. «(i)		347,712	321
Voyager Aviation Holdings LLC «(e)		377	0
Westmoreland Mining Holdings «(e)(i)		13,114	39
Westmoreland Mining LLC «(e)(i)		13,229	35

			933

UTILITIES 1.9%
Windstream Units «(e)		52,536	1,659

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

Total Common Stocks (Cost $8,594)			7,884

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		236	1

Total Warrants (Cost $763)			1

PREFERRED SECURITIES 2.0%
BANKING & FINANCE 2.0%
AGFC Capital Trust 7.326% (US0003M + 1.750%) due 01/15/2067 ~(k)		1,000,000	577
OCP CLO Ltd. 0.000% due 04/26/2036 ~		1,400	717
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)		387,000	443
SVB Financial Group 4.700% due 11/15/2031 ^(d)(h)		11,000	0

			1,737

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		2,260	0

Total Preferred Securities (Cost $2,935)			1,737

REAL ESTATE INVESTMENT TRUSTS 0.2%
REAL ESTATE 0.2%
Uniti Group, Inc.		32,667	193

Total Real Estate Investment Trusts (Cost $207)			193

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.6%
REPURCHASE AGREEMENTS (j) 0.8%			679

SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 3.750% due 05/20/2024	ARS	42,092	44

U.S. TREASURY BILLS 1.8%
5.368% due 04/11/2024 - 07/23/2024 (f)(g)(n)		$1,602	1,581

Total Short-Term Instruments (Cost $2,304)			2,304

Total Investments in Securities (Cost $146,511)			124,106

		SHARES
INVESTMENTS IN AFFILIATES 18.1%
SHORT-TERM INSTRUMENTS 18.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%
PIMCO Short-Term Floating NAV Portfolio III		1,647,681	16,027

Total Short-Term Instruments (Cost $16,023)			16,027

Total Investments in Affiliates (Cost $16,023)			16,027

Total Investments 158.4% (Cost $162,534)			$140,133
Financial Derivative Instruments (l)(m) 3.2%(Cost or Premiums, net $562)			3,321
Other Assets and Liabilities, net (62.2)%			(55,012)

Net Assets 100.0%			$88,442

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity	11/02/2023 - 11/06/2023	$2,984	$3,532	3.99%
Axis Energy Services 'A'	07/01/2021	8	15	0.02
Drillco Holding Lux SA	06/08/2023	115	139	0.16
Intelsat Emergence SA	06/19/2017 - 03/01/2024	2,403	942	1.07
Neiman Marcus Group Ltd. LLC	09/25/2020	0	75	0.08
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	342	321	0.36
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	367	39	0.04
Westmoreland Mining LLC	06/30/2023	88	35	0.04

$6,332	$5,098	5.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	03/28/2024	04/01/2024	$679	U.S. Treasury Notes 5.000% due 09/30/2025	$(693)	$679	$679

Total Repurchase Agreements	$(693)	$679	$679

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BPS	5.980%	01/29/2024	04/29/2024	$(412)	$(417)
5.980	03/20/2024	04/11/2024	(1,573)	(1,576)
6.000	01/04/2024	04/05/2024	(136)	(139)
6.580	01/22/2024	07/18/2024	(285)	(289)
6.580	02/15/2024	08/13/2024	(205)	(206)
6.680	02/15/2024	08/13/2024	(839)	(846)
6.880	01/22/2024	07/18/2024	(829)	(840)
BRC	5.700	07/28/2023	TBD(3)	(608)	(631)
6.420	01/12/2024	04/12/2024	(499)	(506)
6.550	02/26/2024	08/26/2024	(294)	(296)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

6.580	03/22/2024	07/22/2024	(295)	(295)
BYR	6.030	03/04/2024	05/20/2024	(233)	(235)
6.060	10/19/2023	04/16/2024	(77)	(79)
CDC	5.780	03/28/2024	07/26/2024	(315)	(315)
DBL	4.130	02/15/2024	TBD(3)	EUR	(111)	(120)
6.872	03/08/2024	05/03/2024	$(1,499)	(1,506)
GLM	6.226	12/28/2023	09/27/2024	(1,696)	(1,724)
JML	5.750	03/22/2024	05/03/2024	(1,230)	(1,232)
JPS	4.750	03/18/2024	05/03/2024	(154)	(155)
RBC	6.370	03/20/2024	07/22/2024	(730)	(731)
RTA	6.570	03/28/2024	05/13/2024	(479)	(479)
SOG	5.600	12/05/2023	TBD(3)	(68)	(69)
TDM	5.580	02/20/2024	04/22/2024	(615)	(619)
5.650	07/28/2023	TBD(3)	(1,006)	(1,045)
UBS	5.800	04/01/2024	07/02/2024	(476)	(476)
5.830	01/02/2024	04/01/2024	(435)	(442)
6.100	10/16/2023	04/15/2024	(763)	(785)

Total Reverse Repurchase Agreements	$(16,053)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2054	$800	$(634)	$(634)

Total Short Sales (0.7)%	$(634)	$(634)

(k)	Securities with an aggregate market value of $19,089 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(19,665) at a weighted average interest rate of 6.013%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME E-mini S&P 500	$4,960.000	04/19/2024	161	$8	$151	$37

Total Purchased Options	$151	$37

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME E-mini S&P 500	$5,220.000	04/19/2024	161	$8	$(591)	$(906)

Total Written Options	$(591)	$(906)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-Mini S&P 500 Index June Futures	06/2024	170	$45,122	$845	$2	$0
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2025	1	$(239)	$6	$0	$0
3-Month SOFR Active Contract December Futures	03/2026	1	(241)	4	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(474)	14	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(480)	9	1	0
3-Month SOFR Active Contract March Futures	06/2024	4	(947)	28	0	0
3-Month SOFR Active Contract March Futures	06/2025	2	(479)	11	1	0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

3-Month SOFR Active Contract March Futures				06/2026	1		(241)	4		0	0
3-Month SOFR Active Contract September Futures				12/2024	2		(476)	13		0	0
3-Month SOFR Active Contract September Futures				12/2025	1		(240)	4		0	0

								$93		$2	$0

Total Futures Contracts								$938		$4	$0

SWAP AGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	1,600	$29	$5	$34	$5	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		600	123	282	405	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024		$3,000	3	37	40	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024		4,400	(19)	18	(1)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		3,700	0	104	104	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		1,900	0	54	54	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		300	0	14	14	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	06/15/2027		26,000	(151)	171	20	0	(42)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		1,250	(12)	158	146	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		340	(37)	(8)	(45)	0	(1)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		1,200	(23)	31	8	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030		600	(5)	86	81	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030		4,400	(56)	583	527	8	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030		500	0	59	59	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		400	(12)	86	74	1	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		2,229	(174)	(298)	(472)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		220	(9)	(30)	(39)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		40	0	(3)	(3)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,900	93	3	96	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,500	21	(70)	(49)	0	(1)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		700	(25)	28	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048		1,900	(5)	(283)	(288)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,400	468	1,716	2,184	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,000	713	1,440	2,153	0	(9)
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		600	0	0	0	0	0
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		1,000	0	0	0	0	0
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		1,000	0	0	0	0	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		300	0	0	0	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		300	0	1	1	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		800	0	3	3	0	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(407)	(38)	0	(1)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(631)	(625)	14	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	232	214	0	(3)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	3,000	(132)	616	484	0	(10)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	800	72	80	152	0	(3)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	2,700	11	610	621	0	(24)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	400	48	(224)	(176)	3	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	1,000	171	(568)	(397)	9	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	1,600	11	81	92	0	(3)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	2,700	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024	1,100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024	1,000	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	300	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027	400	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032	200	1	0	1	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032	800	3	0	3	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032	500	0	0	0	0	0
Pay(1)	CAONREPO Index	3.500	Semi-Annual	06/19/2034	CAD	1,000	35	(32)	3	0	(1)
Receive	CAONREPO Index	3.500	Semi-Annual	06/20/2044	600	7	0	7	3	0

Total Swap Agreements	$1,506	$3,941	$5,447	$60	$(113)

Cash of $2,925 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

AZD	04/2024	$16	AUD	24	$0	$0
05/2024	AUD	24	$16	0	0
BOA	04/2024	EUR	96	104	1	0
04/2024	JPY	35,265	235	2	0
04/2024	$22	AUD	34	0	0
04/2024	48	EUR	44	0	(1)
05/2024	AUD	34	$23	0	0
05/2024	$57	JPY	8,527	0	0
BPS	04/2024	EUR	205	$224	3	0
04/2024	GBP	1,120	1,422	8	0
04/2024	$805	EUR	739	0	(8)
04/2024	1,405	GBP	1,110	0	(4)
04/2024	236	JPY	35,300	0	(3)
05/2024	GBP	1,110	$1,405	4	0
06/2024	TWD	1,360	44	1	0
06/2024	$7	TWD	230	0	0
BRC	04/2024	118	GBP	93	0	(1)
04/2024	1,311	TRY	42,370	0	(37)
05/2024	188	6,462	3	0
06/2024	23	815	0	0
CBK	04/2024	AUD	88	$57	0	0
04/2024	GBP	72	92	1	0
05/2024	EUR	88	95	1	0
DUB	04/2024	11,271	12,251	91	0
GLM	04/2024	$178	TRY	5,972	3	0
05/2024	91	3,143	2	0
06/2024	11	375	0	0
JPM	04/2024	376	EUR	346	0	(3)
05/2024	8	TRY	263	0	0
06/2024	30	TWD	921	0	(1)
MBC	04/2024	GBP	11	$14	0	0
04/2024	$181	CAD	246	0	0
05/2024	CAD	246	$182	0	0
MYI	04/2024	247	182	0	0
04/2024	$11,301	EUR	10,443	0	(35)
05/2024	EUR	10,443	$11,315	36	0
TOR	04/2024	CHF	63	72	2	0
04/2024	$70	CHF	63	0	0
05/2024	AUD	29	$19	0	0
05/2024	CHF	63	70	0	0

Total Forward Foreign Currency Contracts	$158	$(93)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Obligation			Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033			6.250%	Monthly	07/25/2033	$88	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Entity		Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «		4.650%	Quarterly	06/30/2029	0.055%	$400	$0	$27	$27	$0
MYC	Petroleos Mexicanos		1.000	Quarterly	12/20/2028	5.083	100	(19)	3	0	(16)

								$(19)	$30	$27	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Index/Tranches			Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index «			0.320%	Monthly	07/25/2045	$693	$(138)	$87	$0	$(51)
	ABX.HE.PENAAA.7-1 Index «			0.090	Monthly	08/25/2037	533	(347)	305	0	(42)

								$(485)	$392	$0	$(93)

TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Receive	NDDUEAFE Index	79	5.300% (1-Month USD-LIBOR less a specified spread)	Monthly	05/08/2024	$650	$0	$(3)	$0	$(3)
	Receive	NDDUEAFE Index	104	5.460% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025	855	0	(3)	0	(3)
MYI	Receive	NDDUEAFE Index	5,193	5.365% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/20/2024	37,681	0	4,262	4,262	0

								$0	$4,256	$4,262	$(6)

Total Swap Agreements								$(504)	$4,678	$4,289	$(115)

(n)

Securities with an aggregate market value of $237 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 03/31/2024

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,527	$6,953	$17,480
Corporate Bonds & Notes
Banking & Finance	0	6,790	271	7,061
Industrials	0	19,206	0	19,206
Utilities	0	1,865	0	1,865
Convertible Bonds & Notes
Banking & Finance	0	8	0	8
Industrials	0	377	0	377
Municipal Bonds & Notes
Puerto Rico	0	316	0	316
West Virginia	0	816	0	816
U.S. Government Agencies	0	41,055	0	41,055
Non-Agency Mortgage-Backed Securities	0	12,567	1,037	13,604
Asset-Backed Securities	0	4,629	1,052	5,681
Sovereign Issues	0	4,518	0	4,518
Common Stocks
Communication Services	210	0	33	243
Energy	0	0	15	15
Financials	560	0	942	1,502
Health Care	0	0	3,532	3,532
Industrials	0	0	933	933
Utilities	0	0	1,659	1,659
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	1,737	0	1,737
Real Estate Investment Trusts
Real Estate	193	0	0	193
Short-Term Instruments
Repurchase Agreements	0	679	0	679
Short-Term Notes	0	44	0	44
U.S. Treasury Bills	0	1,581	0	1,581

$963	$106,715	$16,428	$124,106
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$16,027	$0	$0	$16,027

Total Investments	$16,990	$106,715	$16,428	$140,133

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(634)	$0	$(634)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	39	62	0	101
Over the counter	0	4,420	27	4,447

$39	$4,482	$27	$4,548
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(906)	(113)	0	(1,019)
Over the counter	0	(115)	(93)	(208)

$(906)	$(228)	$(93)	$(1,227)

Total Financial Derivative Instruments	$(867)	$4,254	$(66)	$3,321

Totals	$16,123	$110,335	$16,362	$142,820

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$8,723	$3,309	$(3,859)	$263	$(519)	$171	$0	$(1,135)	$6,953	$117
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	271	0	271	0
Utilities(3)	213	0	0	2	0	10	0	(225)	0	0
Non-Agency Mortgage-Backed Securities	1,250	0	(89)	18	17	(42)	0	(117)	1,037	(40)
Asset-Backed Securities	1,396	0	(4)	2	1	(343)	0	0	1,052	(343)
Common Stocks

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2024 (Unaudited)

Communication Services	58	0	0	0	0	(25)	0	0	33	(25)
Energy	15	0	0	0	0	0	0	0	15	0
Financials	789	0	0	0	0	153	0	0	942	152
Health Care	0	2,984	0	0	0	548	0	0	3,532	548
Industrials	1,000	20	0	0	0	(87)	0	0	933	18
Utilities	0	403	0	0	0	1,256	0	0	1,659	1,256
Rights
Industrials(4)	18	0	(34)	0	34	(18)	0	0	0	0
Warrants
Finacials	0	0	0	0	0	1	0	0	1	0
Industrials	26	0	(34)	0	34	(26)	0	0	0	0
Information Technology	805	0	(403)	0	0	(402)	0	0	0	0
Preferred Securities
Industrials	545	0	0	0	0	(545)	0	0	0	0

	$14,838	$6,716	$(4,423)	$285	$(433)	$651	$271	$(1,477)	$16,428	$1,683
Financial Derivative Instruments - Assets
Over the counter	$17	$0	$0	$0	$0	$10	$0	$0	$27	$10

Financial Derivative Instruments - Liabilities
Over the counter	$(128)	$146	$(266)	$0	$(52)	$207	$0	$0	$(93)	$(40)

Totals	$14,727	$6,862	$(4,689)	$285	$(485)	$868	$271	$(1,477)	$16,362	$1,653

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$2,118	Comparable Companies	EBITDA Multiple	X	14.000	—
	3,730	Discounted Cash Flow	Discount Rate		8.170 - 26.480	8.409
	1,105	Recent Transaction	Purchase Price		100.000	—
Corporate Bonds & Notes
Banking & Finance	271	Expected Recovery	Recovery Rate		17.490	—
Non-Agency Mortgage-Backed Securities	1,037	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	1,010	Discounted Cash Flow	Discount Rate		12.000 - 17.000	13.100
	41	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	34	Reference instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	15	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	942	Comparable Companies	EBITDA Multiple	X	4.000	—
Health Care	3,532	Comparable Companies	EBITDA Multiple	X	14.000	—
Industrials	76	Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.560/7.180/10.000	—
	321	Discounted Cash Flow	Discount Rate		15.380	—
	537	Indicative Market Quotation	Broker Quote		$2.625 - 24.125	21.189
Utilities	1,659	Comparable Companies	EBITDA Multiple	X	6.100	—
Financial Derivative Instruments- Assets
Over the counter	27	Indicative Market Quotation	Broker Quote		5.510	—
Financial Derivative Instruments- Liabilities
Over the counter	(93)	Indicative Market Quotation	Broker Quote		92.000 - 92.500	92.276

Total	$16,362

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Banking & Finance to Utilities since prior fiscal year end.
(4)	Sector type updated from Financials to Industrials since prior fiscal year end.

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Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act, As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund's transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$435,108	$(301,100)	$32	$25	$134,065	$2,723	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

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Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
CDI	Natixis Singapore	MBC	HSBC Bank Plc	UBS	UBS Securities LLC
DBL	Deutsche Bank AG London

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	TRY	Turkish New Lira
BRL	Brazilian Real	JPY	Japanese Yen	TWD	Taiwanese Dollar
CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
CHF	Swiss Franc

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	NDDUEAFE	MSCI EAFE Index	SONIO	Sterling Overnight Interbank Average Rate
CAONREPO	Canadian Overnight Repo Rate Average	PENAAA	Penultimate AAA Sub-Index	TSFR1M	Term SOFR 1-Month
CDOR03	3 month CDN Swap Rate	S&P 500	Standard & Poor's 500 Index	TSFR03M	Term SOFR 3-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
DAC	Designated Activity Company